SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                          Reported): October 15, 2002


                           HFC Revolving Corporation
                    Household Home Equity Loan Trust 2002-4


                           HFC REVOLVING CORPORATION
       ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                   333-84268                36-3955292
 ----------------------------      -------------           -------------------
 (State or Other Jurisdiction       (Commission             (I.R.S. Employer
       of Incorporation)            File Number)           Identification No.)

                                 2700 Sanders Road
                         Prospect Heights, Illinois 60070
       -----------------------------------------------------------------
                     (Address of Principal Executive Offices)
                                    (Zip Code)

         Registrant's telephone number, including area code (847) 564-5000
                                                            ----- --------




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Item 5.     Other Events.
----        ------------

Filing of Form T-1
------------------

      On October 15, 2002, HFC Revolving Corporation (the "Company") is filing a Form T-1 to designate Bank One, National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.



Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      25      Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HFC REVOLVING CORPORATION



                              By: /s/ Steven H. Smith
                                  --------------------
                                  Name: Steven H. Smith
                                  Title: Vice President and Assistant Treasurer



Dated:  October 15, 2002




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Exhibit Index
-------------


Exhibit                                                                   Page
-------                                                                   ----

25      Form T-1 Statement of Eligibility under Trust
        Indenture Act of 1939, as amended.                                  5

                                   EXHIBIT 25